UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2010

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18W100 22nd Street, Suite 104, Oakbrook Terrace, Illinois (Address of Principal Executive Office)	60181 (Zip Code)

Registrant’s telephone number, including area code:  (630) 629-0003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 17, 2010, WidePoint Corporation (the “Registrant”) issued a press release announcing certain financial results for the quarter ended March 31, 2010.  A copy of the Registrant’s press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on May 17, 2010, the Registrant conducted a conference call to discuss its financial results for the quarter ended March 31, 2010.  A copy of the transcript of such conference call is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits related to Item 2.02 shall be deemed to be furnished and not filed in connection herewith:

99.1	Press Release Issued by WidePoint Corporation on May 17, 2010

99.2	Transcript of Conference Call Conducted by WidePoint Corporation on May 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ James T. McCubbin
Date:	May 20, 2010	James T. McCubbin
Vice President and Chief Financial Officer

WIDEPOINT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated May 17, 2010

Exhibit
Number

(99.1)	Press Release Issued by WidePoint Corporation on May 17, 2010

(99.2)	Transcript of Conference Call Conducted by WidePoint Corporation on May 17, 2010